UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

STANDARD PREMIUM FINANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-56243	81-2624094
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13590 SW 134th Avenue, Suite 214, Miami, FL 33186

(Address of Principal Executive Office) (Zip Code)

305-232-2752

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Standard Premium Finance Holdings, Inc. (the “Company”) was held on June 12, 2026. As of the Record Date of April 13, 2026, there were 2,930,698 shares of common stock outstanding and 166,000 shares of preferred stock, for a total of 3,096,698 shares entitled to notice of and to vote at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal 1 – Election of Directors

Shareholders approved the election of three directors to serve as directors for a three-year term to expire at the 2029 Annual Meeting. The voting results for this proposal are as follows:

Nominee	Votes For	Votes Withheld
William Koppelmann	2,009,915	—
Mark Kutner, MD	2,009,915	—
Scott Howell, MD	2,009,915	—

There were no abstentions or broker non-votes.

Proposal 2 – Advisory resolution to approve executive compensation

Shareholders approved, on an advisory basis, the Company’s compensation of its named executive officers, as disclosed in the 2026 Annual Meeting Proxy Statement. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain
1,949,450	—	60,465

There were no broker non-votes.

Proposal 3 – Desired frequency of the non-binding advisory vote to approve executive compensation

Shareholders approved a frequency of three years regarding the frequency of future advisory votes on named executive officer compensation. The voting results for this proposal are as follows:

Three Years	Two Years	One Year
1,250,939	418,713	340,263

There were no abstentions or broker non-votes.

Proposal 4 – Authorization to amend the Articles of Incorporation to remove a provision which requires that the Company have eleven members on the Board of Directors

Shareholders approved the amendment of the Articles of Incorporation to remove a provision which requires that the Company have 11 members on the Board of Directors. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain
1,723,167	—	286,748

There were no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STANDARD PREMIUM FINANCE HOLDINGS, INC.

Dated: June 16, 2026	By:	/s/ William J. Koppelmann
William J. Koppelmann Chairman and Chief Executive Officer